                                                                    SMITH BARNEY
                                                                         S&P 500
                                                                      Index Fund

                                                               DECEMBER 30, 1997

                                                   PROSPECTUS BEGINS ON PAGE ONE


LOGO    P R O S P E C T U S


Smith Barney Mutual Funds
Investing for your future.
Every day.

PROSPECTUS                                   DECEMBER 30, 1997



Smith Barney
S&P 500 Index Fund
388 Greenwich Street
New York, New York 10013
1-800-451-2010

  The Smith Barney S&P 500 Index Fund (the "Fund") seeks to provide investment results that, before expenses, correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which is representative of the U.S. stock market. The Fund will hold a broadly diver-sified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity.

  The Fund is one of a number of funds, each having distinct investment objec-tives and policies making up the Smith Barney Investment Trust (the "Trust"). The Trust is an open-end management investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund, including service fees and expenses, that prospective investors will find help-ful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Shares of the other Funds offered by the Trust are described in separate pro-spectuses that may be obtained by calling the Trust at 1-800-451-2010.

  Additional information about the Fund is contained in a Statement of Addi-tional Information (the "SAI") dated December 30, 1997, as amended or supple-mented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
  Distributor

THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
  Investment Adviser

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
  Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    6
-------------------------------------------------
VALUATION OF SHARES                            11
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             11
-------------------------------------------------
PURCHASE OF SHARES                             13
-------------------------------------------------
REDEMPTION OF SHARES                           14
-------------------------------------------------
EXCHANGE PRIVILEGE                             17
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           17
-------------------------------------------------
PERFORMANCE                                    17
-------------------------------------------------
MANAGEMENT OF THE FUND                         17
-------------------------------------------------
DISTRIBUTOR                                    18
-------------------------------------------------
ADDITIONAL INFORMATION                         19
-------------------------------------------------


--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management investment company whose investment objective is to provide investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, mar-ket capitalization and liquidity. See "Investment Objective and Management Pol-icies."

PURCHASE ARRANGEMENTS The Fund offers two classes of shares, Class A shares and Class D shares. Both Class A and D shares are sold at net asset value without a sales charge. Class D Shares are offered to a limited group of investors who participate in certain investment programs which charge a fee for participa-tion. In addition, Class D Shares are offered to tax-exempt employee benefit and retirement plans of Smith Barney Inc. and its affiliates. Class A shares are subject to an annual service fee of 0.20% of the average daily net assets of this Class. Class D Shares are not subject to any service fees.

  See "Purchase of Shares," "Management of the Fund," "Valuation of Shares," and "Dividends, Distributions and Taxes" for other information.

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retire-ment plans and certain other institutional investors may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors may open an account by making an initial invest-ment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a self-employed retirement plan. Subsequent investments of at least $50 may be made. The minimum investment requirements for purchases of Fund shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order for Fund shares each month or quarter. The minimum initial investment require-
ment and the subsequent investment requirement for share     -
holders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Redemption of Shares."

MANAGEMENT OF THE FUND The Travelers Investment Management Company ("TIMCO" or the Adviser) serves as the Fund's investment adviser. The Adviser provides investment advisory and management services to certain investment companies affiliated with Smith Barney Inc. ("Smith Barney") The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversi-fied financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services.

  Smith Barney Mutual Funds Management Inc. ("SBMFM") serves as the Fund's administrator. SBMFM is a wholly owned subsidiary of Holdings. SBMFM provides investment advisory and administration services to investment companies affil-iated with Smith Barney. See "Management of the Fund."

EXCHANGE PRIVILEGE Shareholders of certain fee based programs and/or employer-sponsored retirement plans are allowed to exchange Fund shares for other clas-ses of another Smith Barney Mutual Fund.

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income, if any, are paid annually. Distributions of net realized long and short-term capital gains, if any, are declared and paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares will be reinvested automatically in additional shares at current net asset value unless otherwise specified by an investor.

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. An investment in the Fund should be considered a long-term holding and subject to all the risks associated with investing in equity securities. The market value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund operates as a "pure" index fund and will therefore not be actively managed; as such, the adverse performance of a portfolio security will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund may enter into repurchase agreements, may lend its portfolio securities and may utilize transactions involving stock index futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

THE FUND'S EXPENSES The following expense table lists the costs and estimated expenses that an investor will incur either directly or indirectly as a shareholder of the Fund based, unless otherwise noted, on the Fund's estimated operating expenses.

                                                               CLASS A CLASS D
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales charge imposed on purchases (as a percentage of
 offering price)                                                None    None
 Maximum CDSC (as a percentage of redemption proceeds)          None    None
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
 Management Fees                                                0.25%   0.25%
 12b-1 Fees                                                     0.20    None
 Other Expenses                                                 0.14    0.14
------------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                   0.59%   0.39%
------------------------------------------------------------------------------

  Smith Barney receives an annual 12b-1 service fee of 0.20% of the value of average daily net assets of the Class A shares which it has sold. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

  EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

                                                                 1 YEAR 3 YEARS
-------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
investment, assuming (1) 5.00% annual return and (2) redemption at the end of each time period:
 Class A shares                                                    $6     $19
 Class D shares                                                     4      13
An investor would pay the following expenses on the same
investment, assuming the same annual return and no redemption:
 Class A shares                                                    $6     $19
 Class D shares                                                     4      13
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Fund seeks to provide investment results that, before expenses, corre-spond to the price and yield performance of the S&P 500 Index, which is repre-sentative of the U.S. stock market. The Fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity.

  The Fund seeks to achieve its objective by investing, under normal circum-stances, at least 80% of its total assets in common stocks included in the S&P 500 Index in approximately the same weightings as the S&P 500 Index. The Fund intends to invest in substantially all of the stocks that comprise the S&P 500 Index. The Fund operates as a "pure" index fund and will not be actively man-aged; as such, adverse performance of a security will ordinarily not result in the elimination of the security from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordi-narily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions, or as may be necessary to satisfy redemption requests.

  The Fund will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 Index as possible, given the amount of assets in the Fund at that time.

  No attempt will be made to manage the Fund in the traditional sense using economic, financial and market analysis, nor will the adverse financial situa-tion of an issuer necessarily result in the elimination of its securities from the Fund, unless the securities are removed from the S&P 500 Index. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the S&P 500 Index.

  The S&P 500 Index is a market capitalization index composed of 500 widely held common stocks listed on the NYSE, American Stock Exchange and the over-the-counter market. The S&P 500 Index is used as the performance benchmark because it represents approximately 70% of the total market value of all U.S. common stocks and is well known to investors; because it is unmanaged it is not subject to the same management and trading expenses as a mutual fund. Over time, the Fund is expected to exhibit performance volatility that is similar to that of the S&P 500 Index. Of course, there can be no assurance that the Fund's total return, before or after expenses, will match or exceed that of the S&P 500 Index.

  Further information about the Fund's investment policies, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the SAI.

  INVESTMENTS AND STRATEGIES

  The ability of the Fund to meet its investment objective depends to some extent on the Adviser's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Fund's portfolio investments). Gen-erally, the Adviser will utilize futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. In addition, a portion of the Fund's assets not exceeding 20% of its total assets may be invested in money market instruments. The Adviser will also make investment changes to the Fund's portfolio to accommodate cash flows while continuing to seek to replicate the total return of the S&P 500 Index. Investors should also be aware that the investment performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other trans-action costs, custody and other costs of investing, which will be borne by the Fund, and any incremental operating costs borne by the Fund. Finally, since the Fund seeks to provide investment results that, before expenses, correspond to the total return of the S&P 500 Index, the Adviser will generally not attempt to judge the merits of any particular security as an investment.

  Money Market Instruments. A portion of the Fund's assets, not exceeding 20% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Fund; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purpose of meeting anticipated redemptions. The Fund may invest in short-term money market instruments, such as: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to such instruments.

  Repurchase Agreements. The Fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrange-ment results in a fixed rate of return that is not subject to market fluctua-tions during the Fund's holding period. Further information on repurchase agreements and the risks associated with such investments appears in the SAI.

  Futures and Options. The Fund may enter into futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used for the fol-lowing reasons: to simulate full investment in the S&P 500 Index while retain-ing a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. The Fund will only enter into futures contracts and options on futures con-tracts that are traded on a domestic exchange and board of trade. The Fund will not use futures or options for speculative purposes.

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase securi-ties when the

Adviser anticipates purchasing the underlying securities and believes that prices will rise before the purchases will be made. Assets committed to futures contracts will be segregated at the Fund's custodian to the extent required by law.

  A call option gives a holder the right to purchase a specific security at a specified price referred to as the "exercise price," within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of pur-chase and is retained by the writer whether or not such option is exercised. Institutions, such as the Fund, that sell (or "write") call options against securities held in their investment portfolios retain the premium. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against changes in the market value of the securities it holds or is committed to purchase.

  There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current lev-els of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying addi-tional margin requirements. This could result in a distortion of the relation-ship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

  In view of these considerations, the Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts which it has entered. Second, the Fund will not enter into these contracts for speculative purposes. Third, the Fund will limit transac-tions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission. For a more detailed discussion of futures and options and their associated risks, please see the SAI.


  Lending Securities. Consistent with applicable regulatory requirements, the Fund may lend securities it holds to brokers, dealers and other financial organizations. The Fund's loans of securities will be collateralized by cash, letters of credit or government securities that are maintained at all times in a segregated account with the Fund's custodian in an amount at least equal to the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. The risks in lend-ing portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the bor-rower fail financially. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Advis-er, the consideration to be earned from such loans would justify the risk.

  Foreign Securities. The Fund may purchase common stocks, including American Depository Receipts, of foreign corporations represented in the S&P 500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. As noted above, the Fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designated for use in the U.S. securities mar-kets.

  Portfolio Transactions and Turnover. The Adviser arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including Smith Barney), which in its best judgment provide prompt and reliable execu-tion at favorable prices and reasonable commission rates. The Adviser may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as rea-sonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Smith Barney, for a transaction, the primary con-sideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis.

  Although the Fund generally seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turn-over rate of 50% would occur if one-half of the Fund's securities were sold within one year. Ordinarily, securities will be sold from the Fund only to reflect certain administrative changes in the S&P 500 Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the Index.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets by the total number of shares outstanding.

  The Fund's securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the closing bid price. Portfolio securities traded on a stock exchange are valued according to the broadest and most repre-sentative market. Other investments, including futures contracts and related options, are stated as market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as deter-mined in good faith by or under the direction of the Trustees of the Trust.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund's policy is to distribute substantially all its net investment income and net realized capital gains, if any, once a year, normally at the end of the year in which earned or at the beginning of the next year.

  If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares at net asset value.

  Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying a Smith Barney Financial Consultant. Accounts held directly by First Data should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account. If a shareholder redeems in full an account between payment dates, all dividends accrued to the date of liquidation will be paid with the proceeds from the redemption of shares.

 TAXES

  The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code to be relieved of Federal income tax on that part of its net investment income and realized capital gains which it pays out to its shareholders. To qualify, the Fund must meet certain tests, including distrib-uting at least 90% of its investment company taxable income.


  Dividends paid from net investment income and distributions of net realized short-term capital gains on the sale of securities, whether paid in cash or automatically invested in additional shares of the Fund, are taxable to share-holders of the Fund as ordinary income. Distributions out of net long-term cap-ital gains (i.e., net long-term capital gains in excess of net short-term capi-tal losses) are taxable to shareholders as long-term capital gains. Information as to the tax status of dividends paid or deemed paid in each calendar year including eligibility of long-term capital gains dividends for a reduced maxi-mum 20% tax rate, will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

  The Fund is required to withhold and remit to the U.S. Treasury 31% of divi-dends, distributions and redemption proceeds to shareholders who fail to pro-vide a correct taxpayer identification number (the Social Security number in the case of an individual) or to make the required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding and who are not otherwise exempt. The 31% withholding tax is not an additional tax, but is creditable against a shareholder's Federal income tax liability.

  Prior to investing in shares of the Fund, investors should consult their tax advisors concerning the Federal, state and local tax consequences of such an investment.

PURCHASE OF SHARES


 GENERAL

  Class A and Class D shares are sold to investors at net asset value with no initial or deferred sales charge. Class A shares are subject to an ongoing service fee.

  Class D shares are offered to a limited group of investors who participate in certain investment programs which charge a fee for participation, including the Smith Barney 401(k) Platform program. In addition, Class D shares are offered to tax-exempt employee benefit and retirement plans of Smith Barney and its affiliates. For more information about these programs, contact a Smith Barney Financial Consultant.

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, with an Introducing Broker or with an investment dealer in the selling group. In addition, certain investors may purchase shares directly from the Fund through First Data. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

  Investors may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a self-employed retire-ment plan. Subsequent investments of at least $50 may be made. For shareholders purchasing shares of the Fund through the Systematic Investment Plan, the mini-mum initial and subsequent investment requirement is $25 for monthly purchases and $50 for quarterly purchases. The minimum initial investment requirement in the Fund for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50. There are no minimum investment requirements for employees of Travelers and its subsidiaries, including Smith Barney, and Directors or Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Intro-ducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day (the "settlement date") after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institu-tion indicated by the shareholder, to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to com-plete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the share-holder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the Investment Company Act of 1940, as amended, (the "1940 Act"), in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:

  Smith Barney S&P 500 Index Fund
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a written redemption request in excess of $2,000, or share certificate stock power must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemp-tion request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional support-ing documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligi-ble to redeem Fund shares by telephone. To determine if a shareholder is enti-tled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regu-lar trading on the NYSE are priced at the net asset value next determined. Redemption of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Additional Information regarding Telephone Redemption Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legit-imacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption program or impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive periodic cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds. For further information regarding the automatic cash withdrawal plan, shareholders should contact their Smith Barney Financial Consultants.

EXCHANGE PRIVILEGE

  Shareholders of certain fee based programs and/or employer-sponsored retire-ment plans are allowed to exchange Fund shares for other classes of another Smith Barney Mutual Fund.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size). The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


  From time to time the Fund may include its total return and average annual total return in advertisements and/or other types of sales literature. These figures will be based on historical earnings and will not be intended to indi-cate future performance. Total return is computed for a specified period of time assuming reinvestment of all income dividends and capital gain distribu-tions on the reinvestment dates at prices calculated as stated in this Pro-spectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return. The Fund may also include comparative perfor-mance information when advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE FUND


 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and the companies that furnish serv-ices to the Fund, including agreements with its distributor, investment advis-er, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The SAI contains background information regarding each Trustee of the Trust and the executive officers of the Fund.

 ADVISER -- TIMCO

  The Adviser, located at One Tower Square, Hartford, Connecticut 06183-203, serves as the Fund's investment adviser and manages the day-to-day operations of the Fund pursuant to an investment advisory agreement entered into by the Adviser and the Fund. The Adviser, which is a registered investment adviser, has been in the investment counseling business since 1967 and renders invest-ment advice to investment companies that had aggregate assets under management as of October 31, 1997, in excess of $1.6 billion.

  Subject to the supervision and direction of the Fund's Board of Trustees, the Adviser manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfo-lio managers and securities analysts who provide research services to the Fund.

  Investment advisory fees are computed daily and paid monthly at the annual rate of 0.15% of the Fund's average daily net assets.

 PORTFOLIO MANAGEMENT

  The investment management team of the Fund's Adviser is headed by Sandip Bhagat, president and chief investment officer, of the Adviser. Messrs. Bhagat and John Lau, a portfolio manager at the Adviser, are primarily responsible for the day-to-day operations of the Fund, including making all investment decisions.

 ADMINISTRATOR

  SBMFM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's administrator and oversees all aspects of the Fund's administration and operation. Administration fees are computed daily and paid monthly at the annual rate of 0.10% of the Fund's average daily net assets.

DISTRIBUTOR


  Smith Barney distributes shares of the Fund as a principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrange-ment requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a services plan adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A shares of the Fund at the annual rate of 0.20% of the average daily net assets of that Class. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts.

  Payments under the Plan are not tied exclusively to the shareholder service expenses actually incurred by Smith Barney and the payments may exceed expenses actually incurred. The Trust's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney and amounts received under the Plan.

ADDITIONAL INFORMATION


  The Trust was organized on October 17, 1991 under the laws of the Common-wealth of Massachusetts and is a business entity commonly known as a "Massa-chusetts business trust."

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, Pennsylvania 19103, serves as custodian of the Fund's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Trust does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's out-standing shares and the Fund will assist shareholders in calling such a meet-ing as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders will have one vote for each full share owned and a propor-tionate, fractional vote for any fractional share held. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters.

  The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund plans to consoli-date the mailing of its Prospectuses so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. When the Fund's annual report is combined with the Prospectus into a single document, the Fund will mail the combined document to each shareholder to comply with legal requirements. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

  "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Smith Barney. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisabil-ity of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Smith Barney is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Smith Barney or the Fund. S&P has no obli-gation to take the needs of Smith Barney or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash. S&P has no obligation or lia-bility in connection with the administration, marketing or trading of Fund shares.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMIT-ING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROF-
ITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                                     SmithBarney
                                                                     -----------
                                               A Member of TravelersGroup [LOGO]

                                                                    SMITH BARNEY
                                                                         S&P 500
                                                                      INDEX FUND


                                                            388 Greenwich Street
                                                        New York, New York 10013

                                                                  FD 01362 12/97